                                                                       Exhibit C
                             MagnaVision Corporation
                              1725 Highway 35 South
                         Wall Township, New Jersey 07719


                                   May 8, 1997


Nicholas Mastrorilli, Sr.
c/o MagnaVision Corporation
1725 Highway 35 South
Wall Township, NJ 07719


                            Re: Employment Agreement


Dear Mr. Mastrorilli:

         This letter sets forth the terms and conditions of your employment with MagnaVision Corporation, a Delaware corporation (the "Company"), to be effective as of the date of consummation of the transactions contemplated by the Exchange Agreement dated May 8, 1997 among the Company, IBJS Capital Corporation and KOCO Capital Company, L.P. (the "Effective Date").

         1. Employment and Services. You shall be employed as the Chairman of the Board and Chief Executive Officer of the Company for the period beginning on the Effective Date and ending upon the second anniversary of the Effective Date or earlier termination pursuant to paragraph 4 (the "Employment Period"); provided, however, that in the absence of termination the Employment Period shall be extended for successive one-year terms so long as neither party gives written notice of non-renewal to the other party not less than 90 days prior to the scheduled expiration date of the Employment Period. During the Employment Period, you shall render such services to the Company and its subsidiaries and affiliates of a senior executive nature as the Company's Board of Directors (the "Board") shall lawfully designate from time to time, and you shall devote your best efforts and substantially all your time and attention to the business of the Company and its subsidiaries. Your services shall be rendered primarily at the Company's headquarters, subject to normal business travel required by the Company's business, and the Company agrees not to require that your services be rendered at any new headquarters located outside a ten-mile radius of the current headquarters without your prior consent; provided, however, that this Agreement shall not restrict the Company from relocating the Company's wireless cable operations within the tri-state New York City metropolitan area in the good faith judgment of the Board and requiring that you perform a portion of your services hereunder at such location.

         2. Compensation. During the Employment Period, the Company (and/or its subsidiaries and affiliates) shall pay you an annual base salary of not less than $105,000, which salary shall be reviewed annually by the Board and, for any partial year during the Employment Period, shall be prorated based on the number of days elapsed in such year. Such salary shall be payable in installments in accordance with the Company's regular payroll practices. In addition, during the Employment Period, you will be eligible to receive an annual bonus based on the achievement of performance targets to be established by the Board and will be eligible to participate in the Company's stock option plan.

         3. Benefits. During the Employment Period, you shall receive four weeks of paid vacation per year and shall be entitled to participate in the Company's insurance plans and all other benefit plans generally available to the Company's employees (other than severance plans or arrangements) as in effect from time to time. In addition, the Company will reimburse your reasonable out-of-pocket expenses incurred in connection with the performance of your services hereunder, in each case subject to and consistent with Company policy.

         4. Termination and Severance. The Employment Period shall terminate on the first to occur of (i) 30 days following written notice by you to the Company of your resignation (it being understood that you will continue to perform your services hereunder during such 30 day period), (ii) your death or permanent disability (defined as your actual inability to perform normal duties for a period of 90 consecutive days or for a total of 120 days in any two-year period or your prospective inability to perform normal duties for a period of 90 consecutive days as determined by a physician reasonably acceptable to both parties), (iii) a vote of the Board directing such termination for Cause, (iv) a vote of the Board directing such termination without Cause, or (v) the then-current scheduled expiration date of the Employment Period. In the event of termination of the Employment Period pursuant to clause (iv) and so long as you comply with the restrictions set forth in paragraphs 5 and 6 below, the Company shall continue to pay your base salary for a period of twelve months following the date of such termination or for the remainder of the Employment Period, whichever is less; provided, however, that the Company may in its sole discretion provide such severance compensation for a period of up to one year following such termination; and provided further, that such amounts shall be accelerated in the event that the Company defaults in making such payments for a period of 30 days. Except as otherwise set forth in this paragraph 4 or pursuant to the terms of employee benefit plans in which you participate pursuant to paragraph 3, you shall not be entitled to any compensation or other payment from the Company following termination of the Employment Period. For purpose of this agreement, "Cause" shall mean (i) your willful and repeated failure to comply with the lawful directives of the Board, (ii) any criminal act or act of dishonesty, disloyalty, misconduct or moral turpitude by you that is injurious in any significant respect to the property, operations, business or reputation of the Company, (iii) your material breach of this agreement, or (iv) actions by you which, but for the provisions of clause (ii) of paragraph 6(a), would violate the provisions of such paragraph 6(a) and which are injurious in any significant respect to the property, operations, business or reputation of the Company (it being understood that your mere involvement on behalf of Cacomm shall not in and of itself constitute an injury to the Company's reputation).

         5. Confidential Information. You acknowledge that information obtained by you during your employment with the Company concerning the business or affairs of the Company ("Confidential Information") is the property of the Company. You shall not at any time during or after the Employment Period, without the prior written consent of the Board, disclose to any unauthorized person or use for your own account or for the account of any person other than the Company and its subsidiaries any Confidential Information, except to the extent necessary to comply with applicable laws or to the extent that such information becomes generally known to and available for use by the public other than as a result of your acts or omissions to act. Upon termination of the Employment Period or at the request of the Board at any time, you shall deliver to the Board all documents containing Confidential Information or relating to the business or affairs of the Company that you may then possess or have under your control. The provisions of this paragraph 5 shall not prevent your use of general knowledge concerning the Company's industry so long as such knowledge does not specifically relate to the Company and is not otherwise proprietary to the Company following the expiration of the Non-Compete Period defined in paragraph 6.

         6.       Non-Competition; Non-Solicitation.

                  a. Non-Competition. You acknowledge that you are and may in the future be in possession of Confidential Information and that your services are of unique and great value to the Company. Accordingly, during the Employment Period and for a period of one year thereafter or, in the case of termination of your employment without cause, for the period thereafter in which you receive severance compensation (the "Non-Compete Period"), you shall not directly or indirectly own, manage, control, participate in, consult with, render services to, or in any manner engage in, any enterprise competing with any business of the Company conducted or proposed to be conducted on the date of termination of the Employment Period within any geographical area in which the Company engages or plans on the date of termination to engage in such business. Nothing herein shall prohibit you from (i) being a passive owner of not more than 1% of any publicly-traded class of capital stock of any entity engaged in a competing business or (ii) taking actions in your capacity as an officer or director of Cacomm, Inc. that, in the written opinion of counsel, are required in the exercise of your fiduciary duties to the stockholders of Cacomm, Inc. not affiliated with you.

                  b. Non-Solicitation. During the Non-Compete Period, you shall not (i) induce or attempt to induce any employee of the Company to terminate, or in any way interfere with, the relationship between the Company and any employee thereof, (ii) hire directly or through another entity any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

                  c. Scope of Restriction. If, at the time of enforcement of this paragraph 6, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area.

                  d. Injunctive Relief. You acknowledge that the Company would be irreparably harmed by a breach by you of the provisions of this paragraph 6 or of paragraph 5 above, and hereby consent to the Company's request for injunctive relief in connection with any such breach or threatened breach.

         7. Prior Agreements. All prior agreements, arrangements or understandings, written or oral, with respect to your employment with the Company or any of its subsidiaries or affiliates are superseded by this Agreement and shall be of no further force and effect.

         8. Survival. The provisions of paragraphs 5 and 6 hereof will survive any termination of this Agreement.

         9. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New Jersey.

         Please execute the extra copy of this letter agreement in the space below and return it to the undersigned at the address set forth above to confirm your understanding and acceptance of the agreements contained herein.

                                            Very truly yours,

                                            MAGNAVISION CORPORATION



                                            By:_________________________________
                                               Name:
                                               Title:



Accepted and agreed to:

NICHOLAS MASTRORILLI, SR.

                                                                     Exhibit C

                             MagnaVision Corporation
                              1725 Highway 35 South
                         Wall Township, New Jersey 07719


                                   May 8, 1997


Nicholas Mastrorilli, Jr.
c/o MagnaVision Corporation
1725 Highway 35 South
Wall Township, NJ 07719

                           Re: Employment Agreement

Dear Mr. Mastrorilli:

         This letter sets forth the terms and conditions of your employment with MagnaVision Corporation, a Delaware corporation (the "Company"), to be effective as of the date of consummation of the transactions contemplated by the Exchange Agreement dated May 8, 1997 among the Company, IBJS Capital Corporation and KOCO Capital Company, L.P. (The "Effective Date").

         1. Employment and Services. You shall be employed as Vice President of the Company for the period beginning on the Effective Date and ending upon the second anniversary of the Effective Date or earlier termination pursuant to paragraph 4 (the "Employment Period")' provided, however, that in the absence of termination the Employment Period shall be extended for successive one-year terms so long as neither party gives written notice of non-renewed to the other party not less than 90 days prior to the scheduled expiration date of the Employment Period. During the Employment Period, you shall render such services to the Company and its subsidiaries and affiliates of an executive nature as the Company's Board of Directors (the "Board") shall lawfully designate from time to time, and you shall devote your best efforts and full time and attention to the business of the Company and its subsidiaries.

         2. Compensation. During the Employment Period, the Company (and/or its subsidiaries and affiliates) shall pay you an annual base salary of not less than $65,000, which salary shall be reviewed annually by the Board and, for any partial year during the Employment Period, shall be prorated based on the number of days elapsed in such year. Such salary shall be payable in installments in accordance with the Company's regular payroll practices. In addition, during the Employment Period, you will receive a 2 % commission on contracts or contract renewals originated by you and will be eligible to receive an annual bonus based on the achievement of performance targets to be established by the Board and will be eligible to participate in the Company's stock option plan.

         3. Benefits. During the Employment Period, you shall receive three weeks of paid vacation per year and shall be entitled to participate in the Company's insurance plans and all other benefit plans generally available to the Company's employees (other than severance plans or arrangements) as in effect from time to time. In addition, the Company will reimburse your reasonable out-of-pocket expenses incurred in connection with the performance of your services hereunder, in each case subject to and consistent with Company policy.

         4. Termination and Severance. The Employment Period shall terminate on the first to occur of (i) 30 days following written notice by you to the Company of your resignation (it being understood that you will continue to perform your services hereunder during such 30 day period), (ii) your death or permanent disability (defined as your actual inability to perform normal duties for a period of 90 consecutive days or for a total of 120 days in any two-year period or your prospective inability to perform normal duties for a period of 90 consecutive days as determined by a physician reasonably acceptable to both parties), (iii) a vote of the Board directing such termination for Cause, (iv) a vote of the Board directing such termination without Cause, or (v) the then-current scheduled expiration date of the Employment Period. In the event of termination of the Employment Period pursuant to clause (iv) and so long as you comply with the restrictions set forth in paragraphs 5 and 6 below, the Company shall continue to pay your base salary for a period of twelve months following the date of such termination or for the remainder of the Employment Period, whichever is less; provided, however, that the Company may in its sole discretion provide such severance compensation for a period of up to one year following such termination; and provided further, that such amounts shall be accelerated in the event that the Company defaults in making such payments for a period of 30 days except as otherwise set forth in this paragraph 4 or pursuant to the terms or employee benefit plans in which you participate pursuant to paragraph 3, you shall not be entitled to any compensation or other payment from the Company following termination of the Employment Period. For purpose of this agreement, "Cause" shall mean (i) your willful and repeated failure to comply with the lawful directives of the Board, (ii) any criminal act or act of dishonesty, disloyalty, misconduct or moral turpitude by you that is injurious in any significant respect to the property, operations, business or reputation of the Company, (iii) your material breach of this agreement, or (iv) actions by you which, but for the provisions of clause (ii) of paragraph 6(a), would violate the provisions of such paragraph 6(a) and which are injurious in any significant respect to the property, operations, business or reputation of the Company (it being understood that your mere involvement on behalf of Cacomm shall not in and of itself constitute an injury to the Company's reputation).

         5. Confidential Information. You acknowledge that information obtained by you during your employment with the Company concerning the business or affairs of the Company ("Confidential Information") is the property of the Company. You shall not at any time during or after the Employment Period, without the prior written consent of the Board, disclose to any unauthorized person or use for your own account or for the account of any person other than the Company and its subsidiaries any Confidential Information, except to the extent necessary to comply with applicable laws or to the extent that such information becomes generally known to and available for use by the public other than as a result of your acts or omissions to act. Upon termination of the Employment Period or at the request of the Board at any time, you shall deliver to the Board all documents containing Confidential Information or relating to the business or affairs of the Company that you may then possess or have under your control. The provisions of this paragraph 5 shall not prevent your use of general knowledge concerning the Company's industry so long as such knowledge does not specifically relate to the Company and is not otherwise proprietary to the Company following the expiration of the Non-Compete Period defined in paragraph 6.

         6.       Non-Competition; Non-Solicitation.

                  a. Non-Competition. You acknowledge that you are and may in the future be in possession of Confidential Information and that your services are of unique and great value to the Company. Accordingly, during the Employment Period and for a period of one year thereafter or, in the case of termination of your employment without cause, for the period thereafter in which you receive severance compensation (the "Non-Compete Period"), you shall not directly or indirectly own, manage, control, participate in, consult with, render services to, or in any manner engage in, any enterprise competing with any business of the Company conducted or proposed to be conducted on the date of termination of the Employment Period within any geographical area in which the Company engages or plans on the date of termination to engage in such business. Nothing herein shall prohibit you from (i) being a passive owner of not more than 1% of any publicly-traded class of capital stock of any entity engaged in a competing business or (ii) taking actions in your capacity as an officer or director of Cacomm, Inc. that, in the written opinion of counsel, are required in the exercise of your fiduciary duties to the stockholders of Cacomm, Inc. not affiliated with you.

                  b. Non-Solicitation. During the Non-Compete Period, you shall not (i) induce or attempt to induce any employee of the Company to terminate, or in any way interfere with, the relationship between the Company and any employee thereof, (ii) hire directly or through another entity any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

                  c. Scope of Restriction. If, at the time of enforcement of this paragraph 6, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area.

                  d. Injunctive Relief. You acknowledge that the Company would be irreparably harmed by a breach by you of the provisions of this paragraph 6 or of paragraph 5 above, and hereby consent to the Company's request for injunctive relief in connection with any such breach or threatened breach.

         7. Prior Agreements. All prior agreements, arrangements or understandings, written or oral, with respect to your employment with the Company or any of its subsidiaries or affiliates are superseded by this Agreement and shall be of no further force and effect.

         8. Survival. The provisions of paragraphs 5 and 6 hereof will survive any termination of this Agreement.

         9. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New Jersey.

         Please execute the extra copy of this letter agreement in the space below and return it to the undersigned at the address set forth above to confirm your understanding and acceptance of the agreements contained herein.

                                             Very truly yours,

                                             MAGNAVISION CORPORATION


                                             By:
                                                ------------------------------
                                             Name:
                                             Title:




Accepted and agreed to:

NICHOLAS MASTRORILLI, JR.


-------------------------

                                                                       Exhibit C

                             MagnaVision Corporation
                              1725 Highway 35 South
                         Wall Township, New Jersey 07719


                                   May 8, 1997


Patrick Mastrorilli
c/o MagnaVision Corporation
1725 Highway 35 South
Wall Township, NJ 07719

                           Re: Employment Agreement

Dear Mr. Mastrorilli:

         This letter sets forth the terms and conditions of your employment with MagnaVision Corporation, a Delaware corporation (the "Company"), to be effective as of the date of consummation of the transactions contemplated by the Exchange Agreement dated May 8, 1997 among the Company, IBJS Capital Corporation and KOCO Capital Company, L.P. (The "Effective Date").

         1. Employment and Services. You shall be employed as Vice President of the Company for the period beginning on the Effective Date and ending upon the second anniversary of the Effective Date or earlier termination pursuant to paragraph 4 (the "Employment Period")' provided, however, that in the absence of termination the Employment Period shall be extended for successive one-year terms so long as neither party gives written notice of non-renewed to the other party not less than 90 days prior to the scheduled expiration date of the Employment Period. During the Employment Period, you shall render such services to the Company and its subsidiaries and affiliates of an executive nature as the Company's Board of Directors (the "Board") shall lawfully designate from time to time, and you shall devote your best efforts and full time and attention to the business of the Company and its subsidiaries.

         2. Compensation. During the Employment Period, the Company (and/or its subsidiaries and affiliates) shall pay you an annual base salary of not less than $60,000, which salary shall be reviewed annually by the Board and, for any partial year during the Employment Period, shall be prorated based on the number of days elapsed in such year. Such salary shall be payable in installments in accordance with the Company's regular payroll practices. In addition, during the Employment Period, you will receive a 2 % commission on contracts or contract renewals originated by you and will be eligible to receive an annual bonus based on the achievement of performance targets to be established by the Board and will be eligible to participate in the Company's stock option plan.

         3. Benefits. During the Employment Period, you shall receive three weeks of paid vacation per year and shall be entitled to participate in the Company's insurance plans and all other benefit plans generally available to the Company's employees (other than severance plans or arrangements) as in effect from time to time. In addition, the Company will reimburse your reasonable out-of-pocket expenses incurred in connection with the performance of your services hereunder, in each case subject to and consistent with Company policy.

         4. Termination and Severance. The Employment Period shall terminate on the first to occur of (i) 30 days following written notice by you to the Company of your resignation (it being understood that you will continue to perform your services hereunder during such 30 day period), (ii) your death or permanent disability (defined as your actual inability to perform normal duties for a period of 90 consecutive days or for a total of 120 days in any two-year period or your prospective inability to perform normal duties for a period of 90 consecutive days as determined by a physician reasonably acceptable to both parties), (iii) a vote of the Board directing such termination for Cause, (iv) a vote of the Board directing such termination without Cause, or (v) the then-current scheduled expiration date of the Employment Period. In the event of termination of the Employment Period pursuant to clause (iv) and so long as you comply with the restrictions set forth in paragraphs 5 and 6 below, the Company shall continue to pay your base salary for a period of twelve months following the date of such termination or for the remainder of the Employment Period, whichever is less; provided, however, that the Company may in its sole discretion provide such severance compensation for a period of up to one year following such termination; and provided further, that such amounts shall be accelerated in the event that the Company defaults in making such payments for a period of 30 days except as otherwise set forth in this paragraph 4 or pursuant to the terms or employee benefit plans in which you participate pursuant to paragraph 3, you shall not be entitled to any compensation or other payment from the Company following termination of the Employment Period. For purpose of this agreement, "Cause" shall mean (i) your willful and repeated failure to comply with the lawful directives of the Board, (ii) any criminal act or act of dishonesty, disloyalty, misconduct or moral turpitude by you that is injurious in any significant respect to the property, operations, business or reputation of the Company, (iii) your material breach of this agreement, or (iv) actions by you which, but for the provisions of clause (ii) of paragraph 6(a), would violate the provisions of such paragraph 6(a) and which are injurious in any significant respect to the property, operations, business or reputation of the Company (it being understood that your mere involvement on behalf of Cacomm shall not in and of itself constitute an injury to the Company's reputation).

         5. Confidential Information. You acknowledge that information obtained by you during your employment with the Company concerning the business or affairs of the Company ("Confidential Information") is the property of the Company. You shall not at any time during or after the Employment Period, without the prior written consent of the Board, disclose to any unauthorized person or use for your own account or for the account of any person other than the Company and its subsidiaries any Confidential Information, except to the extent necessary to comply with applicable laws or to the extent that such information becomes generally known to and available for use by the public other than as a result of your acts or omissions to act. Upon termination of the Employment Period or at the request of the Board at any time, you shall deliver to the Board all documents containing Confidential Information or relating to the business or affairs of the Company that you may then possess or have under your control. The provisions of this paragraph 5 shall not prevent your use of general knowledge concerning the Company's industry so long as such knowledge does not specifically relate to the Company and is not otherwise proprietary to the Company following the expiration of the Non-Compete Period defined in paragraph 6.

         6.       Non-Competition; Non-Solicitation.

                  a. Non-Competition. You acknowledge that you are and may in the future be in possession of Confidential Information and that your services are of unique and great value to the Company. Accordingly, during the Employment Period and for a period of one year thereafter or, in the case of termination of your employment without cause, for the period thereafter in which you receive severance compensation (the "Non-Compete Period"), you shall not directly or indirectly own, manage, control, participate in, consult with, render services to, or in any manner engage in, any enterprise competing with any business of the Company conducted or proposed to be conducted on the date of termination of the Employment Period within any geographical area in which the Company engages or plans on the date of termination to engage in such business. Nothing herein shall prohibit you from (i) being a passive owner of not more than 1% of any publicly-traded class of capital stock of any entity engaged in a competing business or (ii) taking actions in your capacity as an officer or director of Cacomm, Inc. that, in the written opinion of counsel, are required in the exercise of your fiduciary duties to the stockholders of Cacomm, Inc. not affiliated with you.

                  b. Non-Solicitation. During the Non-Compete Period, you shall not (i) induce or attempt to induce any employee of the Company to terminate, or in any way interfere with, the relationship between the Company and any employee thereof, (ii) hire directly or through another entity any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

                  c. Scope of Restriction. If, at the time of enforcement of this paragraph 6, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area.

                  d. Injunctive Relief. You acknowledge that the Company would be irreparably harmed by a breach by you of the provisions of this paragraph 6 or of paragraph 5 above, and hereby consent to the Company's request for injunctive relief in connection with any such breach or threatened breach.

         7. Prior Agreements. All prior agreements, arrangements or understandings, written or oral, with respect to your employment with the Company or any of its subsidiaries or affiliates are superseded by this Agreement and shall be of no further force and effect.

         8. Survival. The provisions of paragraphs 5 and 6 hereof will survive any termination of this Agreement.

         9. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New Jersey.

         Please execute the extra copy of this letter agreement in the space below and return it to the undersigned at the address set forth above to confirm your understanding and acceptance of the agreements contained herein.

                                             Very truly yours,

                                             MAGNAVISION CORPORATION


                                             By:
                                                -------------------------------
                                             Name:
                                             Title:




Accepted and agreed to:

PATRICK MASTRORILLI


-----------------------